UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.126 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Compensatory Arrangements of Certain Officers.

Amended and Restated Knowles Corporation 2018 Equity and Cash Incentive Plan

At the Knowles Corporation annual meeting of stockholders held on April 28, 2020 (the "Annual Meeting"), the Company's stockholders approved the Amended and Restated Knowles Corporation 2018 Equity and Cash Incentive Plan (the "Equity Plan") to, among other things, increase the number of shares available for issuance under the Equity Plan to a total number of 16,100,000, subject to adjustment in connection with certain capitalization events in accordance with the Equity Plan.

A more complete description of the Equity Plan is contained in the Company’s Proxy Statement, dated March 11, 2020 , as filed with the Securities and Exchange Commission (the "Commission"), under the heading "PROPOSAL 5 APPROVAL OF THE AMENDED AND RESTATED KNOWLES CORPORATION 2018 EQUITY AND CASH INCENTIVE PLAN," and as supplemented by additional proxy materials filed on April 6, 2020 and on April 20, 2020 (collectively, the "Proxy Statement") which is incorporated by reference. The description of the Equity Plan set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the Equity Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Non-Employee Director Restricted Stock Unit Award Agreement

On April 27, 2020, the Board of Directors of the Company approved a form of Non-Employee Director Restricted Stock Unit Award Agreement to be used for restricted stock units awarded to non-employee directors pursuant to the Equity Plan.

A copy of the form of Non-Employee Director Restricted Stock Unit Award Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Severance Plans

On April 27, 2020, the Board of Directors of the Company approved amended and restated versions of each of the Knowles Corporation Executive Severance Plan (the "Severance Plan') and the Knowles Corporation Senior Executive Change-In-Control Severance Plan (the "CIC Plan", and together with the Severance Plan, the "Executive Severance Plans"), each effective as of April 27, 2020. The Executive Severance Plans provide severance benefits to the eligible employees, including the Company's named executive officers.

The restatements to the Executive Severance Plans resulted from a periodic review of the plans, which were last updated in 2014, and generally do not modify the benefit levels or material terms of the plans. The key modification made to the plans were (i) to revise the definition of "Eligible Executive" to more accurately encompass the executive management team, and (ii) with respect to the CIC Plan only, to revise the change of control period to commence three months prior to the change of control event.

The foregoing description of the Executive Severance Plans does not purport to be complete and is qualified in its entirety by reference to the plans, copies of which are attached hereto as Exhibits 10.3 and 10.4 and incorporated herein by reference

Item 5.07. Submission of Matters to a Vote of Security Holders.

Knowles Corporation (the "Company") held its annual meeting of stockholders on April 28, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders (i) elected the persons listed below to serve as directors for a one-year term expiring at the 2021 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2020, (iii) approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement filed by the Company with the U.S. Securities and Exchange Commission in connection with the Annual Meeting, (iv) approved, by a non-binding advisory vote to consider future advisory votes on the Company's named executive officer compensation every year, and (v) approved the Amended and Restated Knowles Corporation 2018 Equity and Cash Incentive Plan. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1 - Election of Directors

				Broker Non-Votes
Director	For	Against	Abstain
Keith L. Barnes	80,368,233	1,878,656	24,217	4,642,319
Hermann Eul	80,932,160	1,314,294	24,652	4,642,319
Donald Macleod	80,911,189	1,335,311	24,606	4,642,319
Jeffrey S. Niew	81,278,253	970,295	22,558	4,642,319
Cheryl Shavers	80,254,872	1,994,229	22,005	4,642,319

Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2020:

			Broker Non-Votes
For	Against	Abstain
85,968,477	922,176	22,772	0

Proposal 3 - Non-binding advisory vote to approve named executive officer compensation:

			Broker Non-Votes
For	Against	Abstain
80,646,183	1,543,682	81,241	4,642,319

Proposal 4 - Non-binding advisory vote to approve the frequency of future advisory votes to approve named executive officer compensation:

			Abstain
Every Year	Every 2 Years	Every 3 Years
74,870,101	124,496	7,240,187	36,322

Proposal 5 - Approval of Amended and Restated Knowles Corporation 2018 Equity and Cash Incentive Plan:

			Broker Non-Votes
For	Against	Abstain
73,525,645	8,687,904	57,557	4,642,319

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:
Exhibit Number	Description
10.01	Amended and Restated Knowles Corporation 2018 Equity and Cash Incentive Plan
10.02	Non-Employee Director Restricted Stock Unit Award Agreement
10.03	Knowles Corporation Executive Severance Plan
10.04	Knowles Corporation Senior Executive Change-In-Control Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: May 1, 2020	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary